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                                                                    Exhibit 10.5

                   AMENDMENT TO PURCHASE MONEY PROMISSORY NOTE


                  WHEREAS, SLT Realty Limited Partnership, as Maker, executed and delivered to The Prudential Insurance Company of America, as Payee, a certain promissory note, dated as of February 14, 1997, in the principal amount of $97,500,000.00 (the "Note"), which Note had original maturity date of April 15, 1997 which was extended to May 14, 1997 by Maker's election; and

                  WHEREAS, the parties now intend to extend the maturity date of the Note to May 30, 1997;

                  NOW THEREFORE, Maker and Payee agree as follows:

1. The capitalized terms used herein shall have the same meaning ascribed to them in the Note.

2. The Maturity Date of the Note is extended to May 30, 1997.

3. All other terms of the Note are unmodified and remain in full force and effect.

                  IN WITNESS WHEREOF, Maker and Payee have caused this Amendment to be executed and delivered on the 26th day of April, 1997.



                                  SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

                                  By: STARWOOD LODGING TRUST, a Maryland real
                                      estate investment trust, its general
                                      partner


                                  By: /s/ Ronald Brown
                                     ------------------------------------------
                                     Ronald Brown, Senior Vice President and
                                     Chief Financial Officer



                                  THE PRUDENTAL INSURANCE COMPANY OF AMERICA


                                  By: /s/ Gary L. Kauffman
                                     ------------------------------------------
                                     Gary L. Kauffman, Vice President